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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       ----------------------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                               September 13, 1999

                                  VENTAS, INC.
            -------------------------------------------------------
             (Exact name of registrant as specified in its charter)

             Delaware            1-10989               61-1055020
          ---------------      ------------       -------------------
          (State or other      (Commission        (IRS Employer
          jurisdiction of      File Number)       Identification No.)
          incorporation)

             4360 Brownsboro Road, Suite 115,
                   Louisville, Kentucky                      40207-1642
          ---------------------------------------------------------------
          (Address of principal executive offices)             (Zip Code)

                                 (502) 357-9000
                                 --------------
              (Registrant's telephone number, including area code)


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Item 5.  Other Events.
         -------------

     On September 13, 1999, Ventas, Inc. (the "Company") announced that its principal tenant, Vencor, Inc. ("Vencor"), filed for a petition under Chapter 11 of the United States Bankruptcy Code in Wilmington, Delaware.

     A copy of the press release issued by the Company on September 13, 1999 is included as an exhibit to this filing and is incorporated herein by reference.

     This Form 8-K includes forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). All statements regarding the Company's expected future financial position, results of operations, cash flows, financing plans, business strategy, expected lease income, plans and objectives of management for future operations and statements that include words such as "anticipate," "believe," "plan," "estimate," "expect," "intend," and other similar expressions are forward-looking statements. Such forward-looking statements are inherently uncertain, and stockholders must recognize that actual results may differ from the Company's expectations. The Company does not undertake any duty to update such forward-looking statements.

     Factors that may affect the plans or results of the Company include, without limitation, (i) the treatment of the Company's claims in Vencor's Chapter 11 proceedings and the ability of Vencor to successfully reorganize under its Chapter 11 proceedings, (ii) the ability of the Company's operators to maintain the financial strength and liquidity necessary to satisfy their obligations and duties under leases and other agreements with the Company and their existing credit agreements, (iii) the extent of future healthcare reform and regulation, including cost containment measures and changes in reimbursement policies and procedures, (iv) increases in cost of borrowing for the Company,
(v) the ability of the Company to pay down, refinance, restructure and/or extend its indebtedness as it becomes due, (vi) the results of the ongoing settlement discussions pertaining to the billing disputes and other civil claims against the Company and Vencor by the U.S. Department of Justice and other litigation affecting the Company, and (vii) the success of the Company in implementing its business strategy and the nature and extent of future competition. Many of such factors are beyond the control of the Company and its management.


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Item 7. Financial Statements and Exhibits.

     (a)  Financial statements of businesses acquired.

          Not applicable.

     (b)  Pro forma financial information.

          Not applicable.

     (c)  Exhibit:

      99.1 Press Release dated September 13, 1999.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        VENTAS, INC.
                                        (Registrant)


Date: September 14, 1999
                                        By: /s/ T. Richard Riney
                                            ------------------------------
                                            Name:  T. Richard Riney
                                            Title: Executive Vice President
                                                   and General Counsel



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


                                  EXHIBIT INDEX


     99.1     Press Release dated September 13, 1999.









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